Tamarack Prime Money Market Fund

Tamarack U.S. Government Money Market Fund

Tamarack Tax-Free Money Market Fund

Supplement dated September 22, 2008 to the

Money Market Funds Prospectus dated January 28, 2008, as revised on May 1, 2008 and

Money Market Funds Statement of Additional Information dated January 28, 2008

Introduction

On November 21, 2008, the Tamarack Prime, the Tamarack U.S. Government, and the Tamarack Tax-Free Money Market Funds will offer four additional classes of shares for each fund, for a total of five share classes.

In conjunction with the changes to the funds, beginning on November 21, 2008, there will be several important changes to the RBC Capital Markets Corporation (“RBC Capital Markets”) Automatic Cash Investment (“Cash Sweep”) program. The Cash Sweep program systematically invests or “sweeps” cash from a client’s securities account into an investment chosen by that client so that the cash is eligible to earn interest and/or dividends. The changes to the Cash Sweep program described in this document may affect the yields earned on cash swept into specific money market funds. There are also important changes for shareholders who hold shares of the funds outside of Cash Sweep programs.

The cash sweep options available to brokerage and advisory clients of RBC Capital Markets, clients of introducing brokers that clear transactions through RBC Correspondent Services, a division of RBC Capital Markets and clients of RBC Advisor Services, a division of RBC Capital Markets Corporation, will be the Select, Reserve and Investor classes of each of the above funds. Employees of RBC Capital Markets and its affiliates are eligible for the Select class of shares as a cash sweep option.

Eligibility for Institutional Class 1, the successor class to the current offered class, for each fund will be limited to existing shareholders in the fund as of November 21, 2008 (and only with respect to shareholder accounts held directly with the transfer agent that remain open thereafter), or investors with a minimum of $10 million dollars to invest in the fund. Eligibility for Institutional Class 2 for each of the funds will be limited to investors who have a minimum of $1 million dollars to invest in the fund. Institutional Class 2 shares may not be offered through accounts at RBC Capital Markets as of the effective date of the fund restructuring.

TAM-MM PR & SAI - SUP 9/08

The tables below describe the fees and expenses for each share class once the new share classes become effective, as well as the fees and expenses for the current class of each fund.

	Prime Money Market Fund						U.S. Government Money Market Fund
	Current	Institutional Class 1	Institutional Class 2	Select	Reserve	Investor	Current	Institutional Class 1	Institutional Class 2	Select	Reserve	Investor
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) on purchases	None	None	None	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses deducted from fund assets)
Management fee	0.42%	0.10%	0.10%	0.10%	0.10%	0.10%	0.36%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and servicing fee (12b-1)	None	—	0.15%	0.80%	0.90%	1.00%	None	—	0.15%	0.80%	0.90%	1.00%

Other expenses[1]	0.46%	0.09%	0.04%	0.04%	0.04%	0.04%	0.36%	0.10%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses[2]	0.88%	0.19%	0.29%	0.94%	1.04%	1.14%	0.72%	0.20%	0.30%	0.95%	1.05%	1.15%
Contractual fee waiver/expense reimbursement[2]	—	—	—	(0.14%)	(0.14%)	(0.09%)	—	—	—	(0.18%)	(0.20%)	(0.15%)
Net annual fund operating expenses	0.88%	0.19%	0.29%	0.80%	0.90%	1.05%	0.72%	0.20%	0.30%	0.77%	0.85%	1.00%

	Tax-Free Money Market Fund
	Current	Institutional Class 1	Institutional Class 2	Select	Reserve	Investor
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses deducted from fund assets)
Management fee	0.50%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and servicing fee (12b-1)	None	—	0.15%	0.80%	0.90%	1.00%
Other expenses[1]	0.34%	0.09%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	0.84%	0.19%	0.29%	0.94%	1.04%	1.14%
Contractual fee waiver/expense reimbursement[2]	—	—	—	(0.24%)	(0.19%)	(0.14%)
Net annual fund operating expenses	0.84%	0.19%	0.29%	0.70%	0.85%	1.00%

1    Based on estimated expenses for current fiscal year for all funds. “Other Expenses” for the funds include, for Institutional Class 1, a shareholder services administration fee which is used to compensate financial intermediaries or RBC Capital Markets for providing services to shareholders and maintaining shareholder accounts.

2    Voyageur Asset Management Inc., investment advisor to the funds (“Voyageur”), may voluntarily waive and/or reimburse certain additional fund operating expenses from time to time, in excess of the waivers described above. Any such voluntary program may be modified or discontinued at any time without notice to shareholders.

Information for Direct Clients of RBC Wealth Management

For RBC Wealth Management, a division of RBC Capital Markets, a client’s eligibility for each fund share class will be based on the total assets in a client’s account(s) held at RBC Wealth Management or the total commissions and fees paid from the client’s account(s) over the previous 12 months, aggregated by household. Clients with greater total household assets or commissions/fees may earn higher yields than clients with lower total household assets or commissions. In determining household values, RBC Wealth Management looks at multiple pieces of client information, including street address, tax ID, last name, telephone number, zip code and account type to determine which accounts belong together. RBC Wealth Management reserves the right to modify how it links household accounts and the right to amend the definition of eligible assets, commissions and fees, and the funds’ Board of Trustees (the “Board”) reserves the right to change share class eligibility qualifications.

The following total household asset and twelve-month trailing commission and fee levels will determine a client’s eligible share class:

Total Household Assets	-or-	12 Month Trailing Commissions	Share Class
$5,000,000+		$50,000 or more	Select*
$1,000,000 - $4,999,999		Between $10,000 and $49,999	Reserve
$0 - $999,999		Under $10,000	Investor

* Employees of RBC Capital Markets and its affiliates who hold accounts at RBC Capital Markets are eligible for the Select class of shares through the Sweep Program.

Initial Qualification

On the effective date of November 21, 2008, RBC Wealth Management will review a client’s total household assets and trailing twelve-month commissions and fees as of October month-end to determine the share class for which the client is eligible. If the client holds one of the funds listed above, his current shares will automatically be converted into the eligible new share class of the applicable fund. The client will begin earning the money market fund yield for the new share class on the effective date.

Eligibility for a lower expense ratio share class

Existing Client Accounts:

Beginning in December, 2008, and on a monthly basis thereafter, RBC Wealth Management will review a client’s total household assets and trailing twelve-month commissions and fees to determine if the client is eligible for a lower expense ratio share class. If the client is eligible for a lower expense ratio share class, the client’s current class of shares will automatically be converted into the eligible share class.

New Client Accounts:

All new accounts that select a Tamarack money market fund sweep option will be automatically assigned to the Investor Class of the selected fund. During the monthly review process outlined above, any accounts that are eligible for a lower expense ratio share class will be automatically converted into the eligible share class.

Disqualification

On an annual basis, RBC Wealth Management will review a client’s total household assets and trailing twelve-month commissions and fees to determine if the client is still eligible for its current share class. If the client has experienced a reduction in household assets or commissions and fees, and is no longer eligible for its current share class, the client’s shares will be converted to the lowest expense ratio share class for which the client is eligible. If this is the case, the client will receive a 30 day advance written notice and will have the opportunity to increase assets at RBC Wealth Management in order to maintain his current share class. If the client is unable to increase his assets, his shares will be converted into the eligible higher expense ratio share class.

Information for Clients of Introducing Brokers that Clear Transactions through RBC Correspondent Services

Clients of introducing brokers that clear transactions through RBC Correspondent Services will be converted to the Reserve share class of the funds on November 21, 2008. For introducing brokers that begin a relationship with RBC Correspondent Services after November 21, their respective clients will be placed in the share class designated by RBC Correspondent Services at the time the clearing relationship begins. After the November 21 conversion is completed, the funds’ Board will need to approve changes in share class eligibility that affect any client of introducing brokers clearing transactions through RBC Correspondent Services.

Information for Clients of RBC Advisor Services

Existing clients of RBC Advisor Services will be converted to the Reserve share class of the funds on November 21, 2008. New clients of RBC Advisor Services after the November 21 conversion date will be placed in the share class designated by RBC Advisor Services based on the relationship between RBC Advisor Services and the investment advisor providing the client with advisory services. After the initial conversion on November 21, 2008, the funds’ Board will need to approve changes in share class eligibility that affect any client of RBC Advisor Services.

Information for Shareholders Not Participating in a Cash Sweep Program

Eligibility for Institutional Class 1 for each of the funds is limited to existing shareholders in the fund as of November 21, 2008 (and only with respect to shareholder accounts held directly with the transfer agent that remain open thereafter), or investors with a minimum of $10 million dollars to invest in the fund. Eligibility for Institutional Class 2 for each of the funds will be limited to clients who have a minimum of $1 million dollars to invest in the fund. After the November 21 conversion, eligible investors may purchase shares of Institutional Class 1 or Institutional Class 2 of the funds by providing specific orders for purchase either directly with the fund or through their financial consultant.

Other Important Information

Who is impacted by these changes?

Any investor holding shares of the Tamarack Prime, the Tamarack U.S. Government, and the Tamarack Tax-Free Money Market Funds either directly with the Fund or through the Cash Sweep program on November 21, 2008 will be impacted by these changes. On this day, any classes of shares of a fund no longer available will automatically be converted into eligible classes of shares in the fund. Clients maintaining cash sweep options with the Tamarack Institutional Prime Money Market Fund or the Tamarack Institutional Tax-Free Money Market Fund will not be impacted by these changes.

Do I need to take any action?

No. You do not need to respond to this notice, as the changes described above will be implemented automatically on the effective date. As of the effective date, the Cash Sweep program will operate as described in this document. RBC Capital Markets may amend the Cash Sweep features in the future and will notify its clients of any change that may impact the sweep options available. Any questions related to the Cash Sweep program should be directed to a client’s financial consultant.

Do these changes impact the frequency of sweep?

No. The frequency of the cash sweep will remain the same.

Do these changes impact a client’s access to funds in its securities account?

No. A client will have the same access to funds in his account.

Benefits to RBC Capital Markets and Introducing Brokers that clear transactions through RBC Capital Markets

The funds are managed by Voyageur, an affiliate of RBC Capital Markets. RBC Capital Markets may receive certain fees and benefits from the funds and Voyageur under various sweep options. Because of these fees and benefits, RBC Capital Markets may have a financial incentive to select particular sweep options included in the Cash Sweep program. RBC Capital Markets may share these fees with introducing brokers that clear transactions through the firm.

Alternative Cash Sweep Options

If a client does not wish to have his available cash swept into one of the new share classes of the Tamarack money market funds, he should contact his financial consultant and request an alternative sweep investment which, depending on the account type as well as the state where he resides, may include the Credit Interest Program and select state specific tax free money market funds.

It is the client’s responsibility to monitor his Cash Sweep investment option. A client’s personal financial circumstances may change over time; when this happens, it may be advantageous to change a Cash Sweep investment option or invest cash balances in products offered outside of the Cash Sweep program that are consistent with a client’s investment objectives and risk tolerance. For additional details regarding the Cash Sweep program, including current yields, and other investment options, a client should consult with his financial consultant and the fund prospectus.

Alternative Direct Cash Investment Options

There are alternatives to money market fund cash sweep investments, and some of these alternatives may pay a higher return than the return earned on cash sweep options. Clients may invest directly in one or more money market mutual funds or other alternative short-term investments. A client may purchase shares in any available money market mutual fund by providing specific orders for each purchase to his financial consultant. It is important to note that available cash will not be automatically swept into these direct investments. A client’s financial consultant can provide further details and additional information, including a prospectus, for money market mutual funds available for direct investment.

Investing in Mutual Funds, including Money Market Funds

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. Please consider the investment objectives, risks, charges, and expenses of the fund(s) carefully before investing. Before investing in any money market mutual fund, you should carefully review all applicable prospectuses. Your financial consultant can provide further details and additional information about these alternatives.